Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Montrose Environmental Group, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Vijay Manthripragada, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2022	By:	/s/ Vijay Manthripragada
Vijay Manthripragada
Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Montrose Environmental Group, Inc. and will be retained by Montrose Environmental Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.